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                                                                   EXHIBIT 10.20

                                 August 3, 1998


To:      Frontenac VI Limited Partnership
         State of Wisconsin Investment Board
         Timothy J. Healy
         Chance Bahadur
         Mark Smith

Ladies and Gentlemen:

         As you know, Natural Nutrition Group, Inc. (f/k/a Intrepid Food Holdings, Inc.) (the "Company") has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission to sell 3,000,000 shares of Common Stock of the Company. In connection with the consummation of the offering pursuant to such Registration Statement (the "IPO"), it is necessary to convert the outstanding shares of Series A Preferred Stock of the Company (the "Preferred Stock") into shares of Common Stock.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of you hereby agrees that prior to the consummation of the IPO you will (a) convert the shares of Preferred Stock held by you and all dividends accrued thereon through and including June 30, 1998 into shares of Common Stock at the initial public offering price of the Common Stock in the IPO and (b) not transfer or dispose of such shares of Preferred Stock prior to the consummation of the IPO. In connection with the consummation of the IPO, each of you will be paid dividends accrued on the Preferred Stock from July 1, 1998 through the consummation of the IPO. Each of you agrees to deliver to the Company at or prior to the closing of the IPO the certificate or certificates representing the shares of Preferred Stock held by you, together with stock power(s) with respect thereto duly executed in blank.

         You understand that the Company is relying on the agreements set forth herein in proceeding with the IPO.

         Please acknowledge your agreement to the foregoing by signing the enclosed copy of this letter in the space provided below.

                                                   Sincerely,

                                                   NATURAL NUTRITION GROUP, INC.


                                                   By:
                                                      --------------------------
                                                   Its:
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The undersigned hereby acknowledges his or its agreement to the foregoing:

FRONTENAC VI LIMITED PARTNERSHIP

By:  Frontenac Company, its general partner

By:
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         a Partner

STATE OF WISCONSIN INVESTMENT BOARD

By:
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Its:
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TIMOTHY J. HEALY


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CHANCE BAHADUR


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MARK SMITH